Exhibit 99.1

IBM RELEASES FOURTH-QUARTER RESULTS

Revenue Growth in All Key Segments; Expanded Margins; Solid Cash Generation

ARMONK, N.Y., January 25, 2023 . . . IBM (NYSE: IBM) today announced fourth-quarter 2022 earnings results.

“Our solid fourth-quarter performance capped a year in which we grew revenue above our mid-single digit model. Clients in all geographies increasingly embraced our hybrid cloud and AI solutions as technology remains a differentiating force in today’s business environment," said Arvind Krishna, IBM chairman and chief executive officer. "Looking ahead to 2023, we expect full-year revenue growth consistent with our mid-single digit model.”

Fourth-Quarter Highlights

●	Revenue of $16.7 billion, flat, up 6 percent at constant currency
−	Software revenue up 3 percent, up 8 percent at constant currency
−	Consulting revenue up 0.5 percent, up 9 percent at constant currency
−	Infrastructure revenue up 2 percent, up 7 percent at constant currency

Full-Year Highlights

●	Revenue of $60.5 billion, up 6 percent, up 12 percent at constant currency (about 4 points from sales to Kyndryl)
−	Hybrid cloud revenue of $22.4 billion, up 11 percent, up 17 percent at constant currency

●	On a consolidated basis, net cash from operating activities of $10.4 billion; free cash flow of $9.3 billion

Full-Year 2023 Expectations

●	The company expects constant currency revenue growth consistent with its mid-single digit model and about $10.5 billion in consolidated free cash flow, up more than $1 billion year to year

	FOURTH QUARTER 2022 INCOME STATEMENT SUMMARY
					Pre-tax			Diluted
			Gross	Pre-tax	Income		Net	Earnings
	Revenue		Profit	Income	Margin		Income	Per Share
GAAP from Continuing Operations	$16.7B		$9.6B	$3.3B	19.8%		$2.9B	$3.13
Year/Year	0	%*	1%	15%	2.7	Pts	17%	15%
Operating (Non-GAAP)			$9.8B	$3.8B	22.9%		$3.3B	$3.60
Year/Year			1%	8%	1.7	Pts	9%	7%

* 6% at constant currency

“IBM’s revenue growth and operating profit in 2022 demonstrate the strength and multiplier effect of our platform-centric approach to hybrid cloud and AI," said James Kavanaugh, IBM senior vice president and chief financial officer. "Our client-focused portfolio and strong recurring revenue stream position IBM well for continued growth, solid cash generation and returning value to shareholders through dividends.”

Segment Results for Fourth Quarter

●	Software (includes Hybrid Platform & Solutions, Transaction Processing)— revenues of $7.3 billion, up 2.8 percent, up 8.0 percent at constant currency:
−	Hybrid Platform & Solutions up 5 percent, up 10 percent at constant currency:

-- Red Hat up 10 percent, up 15 percent at constant currency

-- Automation up 4 percent, up 9 percent at constant currency

-- Data & AI up 4 percent, up 8 percent at constant currency

-- Security up 4 percent, up 10 percent at constant currency

−	Transaction Processing down 3 percent, up 3 percent at constant currency

●	Consulting (includes Business Transformation, Technology Consulting and Application Operations)— revenues of $4.8 billion, up 0.5 percent, up 9.3 percent at constant currency:
−	Business Transformation down 1 percent, up 7 percent at constant currency
−	Technology Consulting up 1 percent, up 10 percent at constant currency
−	Application Operations up 2 percent, up 12 percent at constant currency

●	Infrastructure (includes Hybrid Infrastructure, Infrastructure Support)— revenues of $4.5 billion, up 1.6 percent, up 7.4 percent at constant currency:
−	Hybrid Infrastructure up 6 percent, up 11 percent at constant currency:

-- IBM z Systems up 16 percent, up 21 percent at constant currency

-- Distributed Infrastructure flat, up 5 percent at constant currency

−	Infrastructure Support down 8 percent, flat at constant currency

●	Financing (includes client and commercial financing)— revenues of $0.2 billion, down 0.4 percent, up 3.9 percent at constant currency

Cash Flow and Balance Sheet

On a consolidated basis, in the fourth quarter, the company generated net cash from operating activities of $4.0 billion, up $1.4 billion. Net cash from operating activities excluding IBM Financing receivables was $5.8 billion, up $1.9 billion. IBM’s free cash flow was $5.2 billion, up $1.9 billion. The company returned $1.5 billion to shareholders in dividends in the fourth quarter.

On a consolidated basis, for the full year, the company generated net cash from operating activities of $10.4 billion, down $2.4 billion. Net cash from operating activities excluding IBM Financing receivables was $11.2 billion, up $2.3 billion. IBM’s free cash flow was $9.3 billion, up $2.8 billion. IBM returned $5.9 billion to shareholders in dividends.

IBM ended the fourth quarter with $8.8 billion of cash on hand (which includes marketable securities), up $1.3 billion from year-end 2021. Debt, including IBM Financing debt of $12.9 billion, totaled $50.9 billion, down $0.8 billion since the end of 2021.

Full-Year 2022 Results

	FULL-YEAR 2022 INCOME STATEMENT
	GAAP results include impact of one-time, non-cash pension settlement charge*
						Pre-tax
			Gross	Pre-tax		Income		Net		Diluted
	Revenue		Profit	Income		Margin		Income		EPS
GAAP from Continuing Operations	$60.5B		$32.7B	$1.2B	*	1.9	%*	$1.8B	*	$1.95	*
Year/Year	6	%**	4%	(76)	%*	(6.5)	Pts*	(62)	%*	(63)	%*

Operating (Non-GAAP)			$33.4B	$9.8B		16.2%		$8.3B		$9.13
Year/Year			4%	25%		2.5	Pts	16%		15%

* GAAP results include the impact of a one-time, non-cash pension settlement charge in the third quarter of $5.9 billion ($4.4 billion net of tax) related to the transfer of a portion of the company’s U.S. defined benefit pension obligations and related plan assets to third party insurers.

** 12% at constant currency

Full-Year 2023 Expectations

●	Revenue Growth: The company expects constant currency revenue growth consistent with its mid-single digit model. At current foreign exchange rates, currency is expected to be neutral to a one-point tailwind to revenue growth.

●	Free Cash Flow: The company expects about $10.5 billion in consolidated free cash flow, up more than $1 billion year to year.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

On November 3, 2021, IBM completed the separation of Kyndryl. Unless otherwise specified, results are presented on a continuing operations basis. The reference in Full-Year Highlights to the revenue impacts from sales to Kyndryl are incremental sales post-separation, year to date through October.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	consolidated free cash flow;
●	consolidated cash from operating activities excluding IBM Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EST, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-4q22. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021*	2022**	2021*
REVENUE BY SEGMENT
Software	$7,288	$7,087	$25,037	$23,426
Consulting	4,770	4,746	19,107	17,844
Infrastructure	4,483	4,414	15,288	14,188
Financing	172	172	645	774
Other	(22)	275	453	1,119
TOTAL REVENUE	16,690	16,695	60,530	57,350

GROSS PROFIT	9,632	9,500	32,687	31,486

GROSS PROFIT MARGIN
Software	81.2%	81.6%	79.6%	79.6%
Consulting	27.4%	27.0%	25.5%	28.0%
Infrastructure	54.9%	54.8%	52.8%	55.3%
Financing	47.1%	32.5%	38.3%	31.7%

TOTAL GROSS PROFIT MARGIN	57.7%	56.9%	54.0%	54.9%

EXPENSE AND OTHER INCOME
S,G&A	4,765	4,903	18,609	18,745
R,D&E	1,604	1,625	6,567	6,488
Intellectual property and custom development income	(245)	(181)	(663)	(612)
Other (income) and expense	(118)	(18)	5,803	873
Interest expense	313	303	1,216	1,155
TOTAL EXPENSE AND OTHER INCOME	6,320	6,632	31,531	26,649

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	3,312	2,869	1,156	4,837
Pre-tax margin	19.8%	17.2%	1.9%	8.4%
Provision for/(Benefit from) income taxes	443	407	(626)	124
Effective tax rate	13.4%	14.2%	(54.2)%	2.6%

INCOME FROM CONTINUING OPERATIONS	$2,869	$2,462	$1,783	$4,712

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	(159)	(129)	(143)	1,030

NET INCOME	$2,711	$2,332	$1,639	$5,743

EARNINGS PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$3.13	$2.72	$1.95	$5.21
Discontinued Operations	$(0.17)	$(0.14)	$(0.16)	$1.14
TOTAL	$2.96	$2.57	$1.80	$6.35

Basic
Continuing Operations	$3.17	$2.74	$1.97	$5.26
Discontinued Operations	$(0.18)	$(0.14)	$(0.16)	$1.15
TOTAL	$2.99	$2.60	$1.82	$6.41

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	915.9	906.6	912.3	904.6
Basic	905.8	898.2	902.7	896.0

* Recast to conform with 2022 presentation.

** Includes a one-time, non-cash pension settlement charge of $5.9 billion ($4.4 billion net of tax).

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	December 31,	December 31,
(Dollars in Millions)	2022	2021
ASSETS:
Current Assets:
Cash and cash equivalents	$7,886	$6,650
Restricted cash	103	307
Marketable securities	852	600
Notes and accounts receivable - trade, net	6,541	6,754
Short-term financing receivables, net	7,790	8,014
Other accounts receivable, net	817	1,002
Inventories	1,552	1,649
Deferred costs	967	1,097
Prepaid expenses and other current assets	2,611	3,466
Total Current Assets	29,118	29,539

Property, plant and equipment, net	5,334	5,694
Operating right-of-use assets, net	2,878	3,222
Long-term financing receivables, net	5,806	5,425
Prepaid pension assets	8,236	9,850
Deferred costs	866	924
Deferred taxes	6,256	7,370
Goodwill	55,949	55,643
Intangibles, net	11,184	12,511
Investments and sundry assets	1,617	1,823
Total Assets	$127,243	$132,001

LIABILITIES:
Current Liabilities:
Taxes	$2,196	$2,289
Short-term debt	4,760	6,787
Accounts payable	4,051	3,955
Deferred income	12,032	12,518
Operating lease liabilities	874	974
Other liabilities	7,592	7,097
Total Current Liabilities	31,505	33,619

Long-term debt	46,189	44,917
Retirement related obligations	9,596	14,435
Deferred income	3,499	3,577
Operating lease liabilities	2,190	2,462
Other liabilities	12,243	13,996
Total Liabilities	105,222	113,005

EQUITY:
IBM Stockholders’ Equity:
Common stock	58,343	57,319
Retained earnings	149,825	154,209
Treasury stock — at cost	(169,484)	(169,392)
Accumulated other comprehensive income/(loss)	(16,740)	(23,234)
Total IBM Stockholders’ Equity	21,944	18,901

Noncontrolling interests	77	95
Total Equity	22,021	18,996

Total Liabilities and Equity	$127,243	$132,001

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2022	2021	2022	2021
Consolidated Net Cash from Operations per GAAP	$3,965	$2,543	$10,435	$12,796

Less: change in IBM Financing receivables	(1,788)	(1,328)	(717)	3,907
Capital Expenditures, net	(544)	(526)	(1,860)	(2,381)

Consolidated Free Cash Flow	5,209	3,345	9,291	6,508

Acquisitions	(1,329)	(275)	(2,348)	(3,293)
Divestitures	1	88	1,272	114
Dividends	(1,494)	(1,474)	(5,948)	(5,869)
Non-Financing Debt	(2,777)	(20)	1,909	(1,191)
Other (includes IBM Financing net receivables and debt)	(498)	(2,514)	(2,893)	(2,987)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities*	$(888)	$(850)	$1,283	$(6,718)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2022	2021	2022	2021
Net Income from Operations	$2,711	$2,332	$1,639	$5,743
Pension Settlement Charge	-	-	5,894	-
Depreciation/Amortization of Intangibles	1,137	1,380	4,802	6,416
Stock-based Compensation	248	264	987	982
Working Capital / Other	1,657	(105)	(2,170)	(4,253)
IBM Financing A/R	(1,788)	(1,328)	(717)	3,907
Net Cash Provided by Operating Activities	$3,965	$2,543	$10,435	$12,796

Capital Expenditures, net of payments & proceeds	(544)	(526)	(1,860)	(2,381)
Divestitures, net of cash transferred	1	88	1,272	114
Acquisitions, net of cash acquired	(1,329)	(275)	(2,348)	(3,293)
Marketable Securities / Other Investments, net	553	38	(1,265)	(414)
Net Cash Provided by/(Used in) Investing Activities	$(1,318)	$(675)	$(4,202)	$(5,975)

Debt, net of payments & proceeds	(1,350)	(2,030)	1,221	(8,116)
Dividends	(1,494)	(1,474)	(5,948)	(5,869)
Financing - Other	(8)	811	(231)	630
Net Cash Provided by/(Used in) Financing Activities	$(2,852)	$(2,692)	$(4,958)	$(13,354)

Effect of Exchange Rate changes on Cash	219	(26)	(244)	(185)
Net Change in Cash, Cash Equivalents and Restricted Cash*	$13	$(850)	$1,032	$(6,718)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended December 31, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,288	$4,770	$4,483	$172
Pre-tax Income from Continuing Operations	$2,347	$523	$1,026	$75
Pre-tax Margin	32.2%	11.0%	22.9%	43.6%
Change YTY Revenue	2.8%	0.5%	1.6%	(0.4)%
Change YTY Revenue - constant currency	8.0%	9.3%	7.4%	3.9%

	Three Months Ended December 31, 2021

(Dollars in Millions)	Software *	Consulting	Infrastructure	Financing
Revenue	$7,087	$4,746	$4,414	$172
Pre-tax Income from Continuing Operations	$2,142	$436	$1,036	$79
Pre-tax Margin	30.2%	9.2%	23.5%	46.0%

* Recast to conform with 2022 presentation.

	Year Ended December 31, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$25,037	$19,107	$15,288	$645
Pre-tax Income from Continuing Operations	$6,162	$1,677	$2,262	$340
Pre-tax Margin	24.6%	8.8%	14.8%	52.6%
Change YTY Revenue	6.9%	7.1%	7.8%	(16.6)%
Change YTY Revenue - constant currency	11.9%	14.9%	13.5%	(13.0)%

	Year Ended December 31, 2021

(Dollars in Millions)	Software *	Consulting	Infrastructure	Financing
Revenue	$23,426	$17,844	$14,188	$774
Pre-tax Income from Continuing Operations	$4,849	$1,449	$2,025	$441
Pre-tax Margin	20.7%	8.1%	14.3%	57.0%

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$9,632	$156		$—		$—		$—		$9,788
Gross Profit Margin	57.7%	0.9	pts.	—	pts.	—	pts.	—	pts.	58.6%
S,G&A	$4,765	$(262)		$—		$—		$(0)		$4,503
Other (Income) & Expense	(118)	(1)		(93)		—		2		(210)
Total Expense & Other (Income)	6,320	(263)		(93)		—		2		5,965
Pre-tax Income from Continuing Operations	3,312	419		93		—		(2)		3,823
Pre-tax Income Margin from Continuing Operations	19.8%	2.5	pts.	0.6	pts.	—	pts.	(0.0)	pts.	22.9%
Provision for/(Benefit from) Income Taxes (4)	$443	$109		$16		$(42)		$—		$526
Effective Tax Rate	13.4%	1.4	pts.	0.1	pts.	(1.1)	pts.	0.0	pts.	13.8%
Income from Continuing Operations	$2,869	$310		$77		$42		$(2)		$3,296
Income Margin from Continuing Operations	17.2%	1.9	pts.	0.5	pts.	0.3	pts.	(0.0)	pts.	19.8%
Diluted Earnings Per Share: Continuing Operations	$3.13	$0.34		$0.08		$0.05		$(0.00)		$3.60

	Three Months Ended December 31, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$9,500	$182		$—		$—		$—		$9,682
Gross Profit Margin	56.9%	1.1	pts.	—	pts.	—	pts.	—	pts.	58.0%
S,G&A	$4,903	$(290)		$—		$—		$(8)		$4,605
Other (Income) & Expense	(18)	(1)		(315)		—		126		(208)
Total Expense & Other (Income)	6,632	(290)		(315)		—		118		6,145
Pre-tax Income from Continuing Operations	2,869	472		315		—		(118)		3,537
Pre-tax Income Margin from Continuing Operations	17.2%	2.8	pts.	1.9	pts.	—	pts.	(0.7)	pts.	21.2%
Provision for/(Benefit from) Income Taxes (4)	$407	$117		$109		$(94)		$(37)		$502
Effective Tax Rate	14.2%	1.4	pts.	1.8	pts.	(2.7)	pts.	(0.6)	pts.	14.2%
Income from Continuing Operations	$2,462	$355		$206		$94		$(81)		$3,035
Income Margin from Continuing Operations	14.7%	2.1	pts.	1.2	pts.	0.6	pts.	(0.5)	pts.	18.2%
Diluted Earnings Per Share: Continuing Operations	$2.72	$0.39		$0.23		$0.10		$(0.09)		$3.35

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the realized gain/(loss) and unrealized fair value changes in Kyndryl common stock and the related 2022 cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Year Ended December 31, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments* (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$32,687	$682		$—		$—		$—		$33,370
Gross Profit Margin	54.0%	1.1	pts.	—	pts.	—	pts.	—	pts.	55.1%
S,G&A	$18,609	$(1,080)		$—		$—		$(0)		$17,529
Other (Income) & Expense	5,803	(3)		(6,548)		—		(351)		(1,099)
Total Expense & Other (Income)	31,531	(1,083)		(6,548)		—		(351)		23,549
Pre-tax Income from Continuing Operations	1,156	1,765		6,548		—		351		9,821
Pre-tax Income Margin from Continuing Operations	1.9%	2.9	pts.	10.8	pts.	—	pts.	0.6	pts.	16.2%
Provision for/(Benefit from) Income Taxes (4)	$(626)	$436		$1,615		$70		$—		$1,495
Effective Tax Rate	(54.2)%	14.2	pts.	52.6	pts.	0.7	pts.	1.9	pts.	15.2%
Income from Continuing Operations	$1,783	$1,329		$4,933		$(70)		$351		$8,326
Income Margin from Continuing Operations	2.9%	2.2	pts.	8.1	pts.	(0.1)	pts.	0.6	pts.	13.8%
Diluted Earnings Per Share: Continuing Operations	$1.95	$1.46		$5.41		$(0.08)		$0.38		$9.13

*  Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).

	Year Ended December 31, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$31,486	$719		$—		$—		$—		$32,205
Gross Profit Margin	54.9%	1.3	pts.	—	pts.	—	pts.	—	pts.	56.2%
S,G&A	$18,745	$(1,160)		$—		$—		$(8)		$17,577
Other (Income) & Expense	873	(2)		(1,282)		—		126		(285)
Total Expense & Other (Income)	26,649	(1,162)		(1,282)		—		118		24,324
Pre-tax Income from Continuing Operations	4,837	1,881		1,282		—		(118)		7,881
Pre-tax Income Margin from Continuing Operations	8.4%	3.3	pts.	2.2	pts.	—	pts.	(0.2)	pts.	13.7%
Provision for/(Benefit from) Income Taxes (4)	$124	$457		$251		$(89)		$(37)		$706
Effective Tax Rate	2.6%	5.2	pts.	2.8	pts.	(1.1)	pts.	(0.4)	pts.	9.0%
Income from Continuing Operations	$4,712	$1,424		$1,031		$89		$(81)		$7,174
Income Margin from Continuing Operations	8.2%	2.5	pts.	1.8	pts.	0.2	pts.	(0.1)	pts.	12.5%
Diluted Earnings Per Share: Continuing Operations	$5.21	$1.57		$1.14		$0.10		$(0.09)		$7.93

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the realized gain/(loss) and unrealized fair value changes in Kyndryl common stock and the related 2022 cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.